ManpowerGroup Second Quarter Results July 20, 2023 Exhibit 99.2

FORWARD-LOOKING STATEMENT This presentation contains statements, including statements regarding economic and geopolitical uncertainty, financial outlook, labor demand, the outlook for our business in key countries, the Company’s strategic initiatives and technology investments, and the positioning of future growth for our brands that are forward-looking in nature and, accordingly, are subject to risks and uncertainties regarding the Company’s expected future results. The Company’s actual results may differ materially from those described or contemplated in the forward-looking statements due to numerous factors. These factors include those found in the Company’s reports filed with the SEC, including the information under the heading “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2022, which information is incorporated herein by reference. The Company assumes no obligation to update or revise any forward-looking statements. We reference certain non-GAAP financial measures, which we believe provide useful information for investors. We include a reconciliation of these measures, where appropriate, to GAAP on the Investor Relations section of our website at manpowergroup.com.

Excludes the net impact of restructuring costs of $14.5M ($11.8M net of tax) and a non-cash currency translation charge of $2.9M related to hyperinflationary Argentina, while Q2 2022 excludes the net impact of integration costs of $2.7M ($2.1M net of tax). EBITA is a non-GAAP financial measure and is defined herein as Operating Profit before Amortization of Intangible Assets. Reported operating profit was $108M, and operating profit margin was 2.2%. On an adjusted basis, operating profit was $122M, and adjusted operating profit margin was 2.5%. As Reported As Adjusted Q2 Financial Highlights -4% -3% CC -4% -3% CC Revenue $4.9B -40 bps -40 bps Gross Margin 17.8% -39% -38% CC -32% -31% CC EBITA $116M ($131M as adjusted) -130 bps -110 bps EBITA Margin 2.4% (2.7% as adjusted) -44% -42% CC -32% -31% CC EPS $1.29 ($1.58 as adjusted) (2) (2) (1) Consolidated Financial Highlights ManpowerGroup 2023 Second Quarter Results

EPS Bridge – Q2 vs. Guidance Midpoint ManpowerGroup 2023 Second Quarter Results

Experis revenues decreased in the quarter with most pronounced impact from enterprise clients Both RPO and Experis anniversaried record revenue levels in the prior year period Manpower posted a modest organic CC revenue rate of decline which equaled the same rate of decline in the first quarter Business line classifications can vary by entity and are subject to change as service requirements change. Talent Solutions reported organic CC decline driven by RPO which was partially offset by strong growth in Right Management Business Line Revenue Q2 2023(1) ManpowerGroup 2023 Second Quarter Results

Consolidated Gross Margin Change ManpowerGroup 2023 Second Quarter Results

Trend (1) Business line classifications can vary by entity and are subject to change as service requirements change. █ Manpower █ Experis █ Talent Solutions █ ManpowerGroup – Total Total Gross Profit $862M Business Line Gross Profit – Q2 2023(1) ManpowerGroup 2023 Second Quarter Results

Q2 2023 includes restructuring costs of $14.5M which consists of, $0.8M in the Americas, $6.0M in Southern Europe, and $7.7M in Northern Europe (1) (15.2% CC) (15.5% CC) (14.4% CC) SG&A Expense Bridge – Q2 YoY (in millions of USD) ManpowerGroup 2023 Second Quarter Results

As Reported As Adjusted Q2 Financial Highlights -13% -9% CC -13% -9% CC Revenue $1.1B -47% -43% CC -47% -44% CC OUP $43M ($44M as adjusted) -250 bps -260 bps OUP Margin 3.9% (4.0% as adjusted) Operating Unit Profit (OUP) is the measure that we use to evaluate segment performance. OUP is equal to segment revenues less direct costs and branch and national headquarters operating costs. Current period excludes the impact of restructuring costs of $0.8M. Prior year period excludes the impact of integration costs of $2.7M. (1) Americas Segment (23% of Revenue) ManpowerGroup 2023 Second Quarter Results

Americas – Q2 Revenue Trend YoY ManpowerGroup 2023 Second Quarter Results

As Reported As Adjusted Q2 Financial Highlights 1% -1% CC -1% OCC 1% -1% CC -1% OCC Revenue $2.2B -17% -19% CC -20% OCC -12% -13% CC -15% OCC OUP $93M ($99M as adjusted) -90 bps -70 bps OUP Margin 4.2% (4.4% as adjusted) Southern Europe Segment (46% of Revenue) Current period excludes the impact of restructuring costs of $6.0M. (1) ManpowerGroup 2023 Second Quarter Results

Impact reflects underlying business performance excluding France Talent Solutions acquisition. Impact reflects business performance after adjusting for loss of revenues due to Hungary sale. Southern Europe – Q2 Revenue Trend YoY ManpowerGroup 2023 Second Quarter Results

As Reported As Adjusted Q2 Financial Highlights -7% -6% CC -7% -6% CC Revenue $952M -189% -190% CC -118% -117% CC OUP $-10M ($-2M as adjusted) -210 bps -130 bps OUP Margin -1.0% (-0.2% as adjusted) Northern Europe Segment (19% of Revenue) Current period excludes the impact of restructuring costs of $7.7M. ManpowerGroup 2023 Second Quarter Results (1)

Northern Europe – Q2 Revenue Trend YoY ManpowerGroup 2023 Second Quarter Results

As Reported Q2 Financial Highlights -1% 4% CC Revenue $599M 14% 20% CC OUP $26M +60 bps OUP Margin 4.3% APME Segment (12% of Revenue) ManpowerGroup 2023 Second Quarter Results

APME – Q2 Revenue Trend YoY ManpowerGroup 2023 Second Quarter Results

Cash Flow Summary – YTD ManpowerGroup 2023 Second Quarter Results

Total Debt (in millions of USD) Total Debt to Total Capitalization Total Debt Net Debt Net (Cash) Balance Sheet Highlights ManpowerGroup 2023 Second Quarter Results

Interest Rate Maturity Date Total Outstanding Remaining Available Euro Notes - €500M 1.809% Jun 2026 543 - Euro Notes - €400M 3.514% Jun 2027 433 - Revolving Credit Agreement 6.266% May 2027 4 596 Uncommitted lines and Other Various Various 21 329 Total Debt 1,001 925 (3) (1)(2) (4) (2) Debt and Credit Facilities – June 30, 2023 (in millions of USD) The $600M agreement requires that we comply with a Leverage Ratio (net Debt-to-EBITDA) of not greater than 3.5 to 1 and a Fixed Charge Coverage Ratio of not less than 1.5 to 1, in addition to other customary restrictive covenants. As defined in the agreement, we had a net Debt-to-EBITDA ratio of 1.53 to 1 and a fixed charge coverage ratio of 4.94 to 1 as of June 30, 2023. (In the agreement, net debt is defined as total debt less cash in excess of $400M.) As of June 30, 2023, there were $0.4M of standby letters of credit issued under the agreement. Under the $600M agreement, we have an option to increase the total availability under the facility by an additional $300M. Represents uncommitted lines of credit & overdraft facilities. The total amount of the facilities as of June 30, 2023 was $376.9M and subsidiary facilities accounted for $326.9M of the total. Total subsidiary borrowings are limited to $300M due to restrictions in our Revolving Credit Facility, with the exception of Q3 when subsidiary borrowings are limited to $600M. This rate is the effective interest rate for this note, net of a favorable impact of a forward rate lock. ManpowerGroup 2023 Second Quarter Results

EBITA is a non-GAAP financial measure and is defined herein as Operating Profit before Amortization of Intangible Assets. Estimates are assuming FX rates of 1.11 for the Euro, 1.29 for the GBP and 0.0071 for JPY. Revenue Total Down 2%/Up 2% (Down 3-7% CC) Americas Down 9-13% (Down 7-11% CC) Southern Europe Up 5-9% (Flat/Down 4% CC) Northern Europe Down 1%/Up 3% (Down 4-8% CC) APME Flat/Down 4% (Down 3%/Up 1% CC) Gross Profit Margin 17.3 – 17.5% EBITA(1) Margin 2.4 – 2.6% Operating Profit Margin 2.2 – 2.4% Tax Rate 30.0% EPS $1.32 – $1.42 (favorable $0.08 currency) Third Quarter 2023 Outlook ManpowerGroup 2023 Second Quarter Results

Q2 results reflect the continuation of a challenging operating environment in North America and Europe, partly offset by strength in APME and Latin America. Gross profit margin of 17.8%, down 40 basis points year over year, reflects consistency in staffing margin and further softening in permanent recruitment. As part of our ongoing strategy to improve our profitability, we have decided to wind down our Proservia managed services business in Germany. Everest Group has named our Recruitment Process Outsourcing business as a Global Leader for the 13th year. Key Take Aways ManpowerGroup 2023 Second Quarter Results

Appendix

Industry Vertical Composition Based on Revenues – Q2 2023 ManpowerGroup 2023 Second Quarter Results